EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Insightful Corporation for the quarter ended September 30, 2006, the undersigned, Richard P. Barber, Chief Financial Officer of Insightful Corporation, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	such Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Insightful Corporation.

Date: November 14, 2006

By:	/s/ Richard P. Barber
Richard P. Barber
Chief Financial Officer